Exhibit 10.40


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                        GUARANTY OF RECOURSE OBLIGATIONS


                                     made by


                    GLIMCHER PROPERTIES LIMITED PARTNERSHIP,
                         a Delaware limited partnership

                            as replacement guarantor,


                                   in favor of


                  LASALLE BANK NATIONAL ASSOCIATION, as Trustee
             for the Registered Holders of Greenwich Capital Funding
               Corp. Commercial Mortgage Trust 2003-C1, Commercial
               Mortgage Pass-Through Certificates, Series 2003-C1




                          Dated as of December 29, 2005


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                        GUARANTY OF RECOURSE OBLIGATIONS

     This GUARANTY OF RECOURSE OBLIGATIONS (this "Guaranty"), dated as of December 29, 2005, made by GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, having an address at 150 East Gay Street, Columbus, OH 43215 ("Replacement Guarantor"), in favor of LASALLE BANK NATIONAL ASSOCIATION, as Trustee for the Registered Holders of Greenwich Capital Funding Corp. Commercial Mortgage Trust 2003-C1, Commercial Mortgage Pass-Through Certificates, Series 2003-C1, whose mailing address is c/o Wachovia Securities, Commercial Real Estate Services, 8739 Research Drive-URP4, Charlotte, NC 28288-1075 (28262-1075 for overnight deliveries), Attn: Portfolio Manager (together with its successors and assigns, hereinafter referred to as "Lender").

                                R E C I T A L S:

     A. Pursuant to that certain Loan Agreement dated as of dated May 9, 2003 (as amended, modified, supplemented or replaced from time to time, the "Loan Agreement") between PASSCO PHM, LLC and PASSCO COLIMA, LLC (the "Passco Original Borrowers") and Greenwich Capital Financial Products, Inc. (the "Original Lender"), Original Lender made a loan (the "Loan") to the Passco Original Borrowers in the principal amount of $92,000,000, subject to the terms and conditions of the Loan Agreement;

     B. As a condition to Original Lender's making the Loan, Original Lender required that Passco Real Estate Enterprises, Inc., and William O. Passo (the "Passco Original Guarantors") execute and deliver a Guaranty of Recourse Obligations of even date with the Loan Agreement (the "Original Passco Guaranty");

     C. As contemplated in Section 5.26.2 of the Loan Agreement, the Passco Original Borrowers transferred tenant-in-common interests to various "Borrowers" each of which assumed the Loan on a joint and several basis with the Passco Original Borrowers (collectively with the Passco Original Borrowers, the "Original Borrowers")

     D. As further contemplated in Section 5.26.2 of the Loan Agreement, Original Lender required that each TIC Owner (as defined in the Loan Agreement) execute a guaranty of recourse obligations (collectively with the Original Passco Guaranty, the "Original Guaranty Agreements") as contemplated in section
5.26.2 of the Loan Agreement (collectively with the Passco Original Guarantors, the "Original Guarantors");

     E. Original Lender assigned, sold and transferred its interest in the Loan and all Loan Documents (as defined in the Loan Agreement) to Lender and Lender is the current holder of all of Original Lender's interest in the Loan and Loan Documents;

     F. As more particularly described in that certain Loan Assumption Agreement of even date herewith (the "Assumption Agreement"), Original Borrowers have transferred the Property (as defined in the Loan Agreement) to PUENTE HILLS MALL, LLC, a Delaware limited liability company ("Assuming Borrower") and Assuming Borrower has agreed to assume the Loan and the obligations of Original Borrowers under the Loan Documents (the "Assumption");


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     G. As a condition to granting its consent to the Assumption, Lender has required that Replacement Guarantor execute this Guaranty; and

     H. Replacement Guarantor acknowledges that it will materially benefit from Lender's agreeing to consent to the Assumption.

     NOW, THEREFORE, in consideration of the premises set forth herein and as an inducement for and in consideration of the agreement of Lender to make the Loan pursuant to the Loan Agreement, Replacement Guarantor hereby agrees, covenants, represents and warrants to Lender as follows:

     1. Definitions.

          (a) All capitalized terms used and not defined herein shall have the respective meanings given such terms in the Loan Agreement, as amended by the Assumption Agreement.

          (b) The term "Guaranteed Obligations" means (i) Assuming Borrower's Recourse Liabilities (the "Recourse Liability Guaranteed Obligations") and (ii) from and after the date that any Springing Recourse Event occurs, payment of the Guaranteed Amount (and whether accrued prior to, on or after such date) (the "Springing Recourse Guaranteed Obligations").

          (c) The term "Guaranteed Amount" means the amount for which Assuming Borrower is liable pursuant to Section 10.1(b) of the Loan Agreement.

     2. Guaranty.

          (a) Replacement Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Lender the full, prompt and complete payment when due of the Guaranteed Obligations.

          (b) All sums payable to Lender under this Guaranty shall be payable on demand and without reduction for any offset, claim, counterclaim or defense.

          (c) Replacement Guarantor hereby agrees to indemnify, defend and save harmless Lender from and against any and all costs, losses, liabilities, claims, causes of action, expenses and damages, including reasonable attorneys' fees and disbursements, which Lender may suffer or which otherwise may arise by reason of Assuming Borrower's failure to pay any of the Guaranteed Obligations when due, irrespective of whether such costs, losses, liabilities, claims, causes of action, expenses or damages are incurred by Lender prior or subsequent to (i) Lender's declaring the Principal, interest and other sums evidenced or secured by the Loan Documents to be due and payable, (ii) the commencement or completion of a judicial or non judicial foreclosure of the Mortgage or (iii) the conveyance of all or any portion of the Property by deed-in-lieu of foreclosure.

          (d) Replacement Guarantor agrees that no portion of any sums applied (other than sums received from Replacement Guarantor in full or partial satisfaction of its obligations hereunder), from time to time, in reduction of the Debt shall be deemed to have been applied in reduction of the Guaranteed


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Obligations until such time as the Debt has been paid in full, or Replacement
Guarantor shall have made the full payment required hereunder, it being the intention hereof that the Guaranteed Obligations shall be the last portion of the Debt to be deemed satisfied.

     3. Representations and Warranties. Replacement Guarantor hereby represents and warrants (as to itself) to Lender as follows (which representations and warranties shall be given as of the date hereof and shall survive the execution and delivery of this Guaranty):

          (a) Organization, Authority and Execution. Replacement Guarantor is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to own its properties and to conduct its business as presently conducted or proposed to be conducted and to enter into and perform this Guaranty and all other agreements and instruments to be executed by it in connection herewith. This Guaranty has been duly executed and delivered by Replacement Guarantor.

          (b) Enforceability. This Guaranty constitutes a legal, valid and binding obligation of Replacement Guarantor, enforceable against Replacement Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

          (c) No Violation. The execution, delivery and performance by Replacement Guarantor of its obligations under this Guaranty has been duly authorized by all necessary action, and do not and will not violate any law, regulation, order, writ, injunction or decree of any court or governmental body, agency or other instrumentality applicable to Replacement Guarantor, or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the assets of Replacement Guarantor pursuant to the terms of Replacement Guarantor's organizational documents, or any mortgage, indenture, agreement or instrument to which Replacement Guarantor is a party or by which it or any of its properties is bound. Replacement Guarantor is not in default under any other guaranty which it has provided to any of the Lender Parties (as defined in the Assumption Agreement).

          (d) No Litigation. There are no actions, suits or proceedings at law or at equity, pending or, to Replacement Guarantor's best knowledge, threatened against or affecting Replacement Guarantor or which involve or might involve the validity or enforceability of this Guaranty or which might materially adversely affect the financial condition of Replacement Guarantor or the ability of Replacement Guarantor to perform any of its obligations under this Guaranty. Replacement Guarantor is not in default beyond any applicable grace or cure period with respect to any order, writ, injunction, decree or demand of any Governmental Authority which might materially adversely affect the financial condition of Replacement Guarantor or the ability of Replacement Guarantor to perform any of its obligations under this Guaranty.

          (e) Consents. All consents, approvals, orders or authorizations of, or registrations, declarations or filings with, all Governmental Authorities (collectively, the "Consents") that are required in connection with the valid execution, delivery and performance by Replacement Guarantor of this Guaranty


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have been obtained and Replacement Guarantor agrees that all Consents required in connection with the carrying out or performance of any of Replacement Guarantor's obligations under this Guaranty will be obtained when required.

          (f) Financial Statements and Other Information. All financial statements of Replacement Guarantor heretofore delivered to Lender are true and correct in all material respects and fairly present the financial condition of Replacement Guarantor as of the respective dates thereof, and no materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof. None of the aforesaid financial statements or any certificate or statement furnished to Lender by or on behalf of Replacement Guarantor in connection with the transactions contemplated hereby, and none of the representations and warranties in this Guaranty contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading. Replacement Guarantor is not insolvent within the meaning of the United States Bankruptcy Code or any other applicable law, code or regulation and the execution, delivery and performance of this Guaranty will not render Replacement Guarantor insolvent.

          (g) Consideration. Replacement Guarantor is the owner, directly or indirectly, of legal and beneficial equity interests in Assuming Borrower, and as such will materially benefit from Lender's consent to the Assumption.

     4. Financial Statements. Replacement Indemnitor shall deliver to Lender,
(a) within 120 days after the end of each fiscal year of Replacement Indemnitor, a complete copy of Replacement Indemnitor's annual financial statements, (b) if requested by Lender, within 60 days after the end of each fiscal quarter of Replacement Indemnitor, financial statements (including a balance sheet as of the end of such fiscal quarter and a statement of income and expense for such fiscal quarter) certified by Replacement Indemnitor and in form, content, level of detail and scope reasonably satisfactory to Lender, and (c) 20 days after request by Lender, such other financial information with respect to Replacement Indemnitor as Lender may reasonably request.

     5. Unconditional Character of Obligations of Replacement Guarantor.

          (a) The obligations of Replacement Guarantor hereunder shall be irrevocable, absolute and unconditional, irrespective of the validity, regularity or enforceability, in whole or in part, of the other Loan Documents or any provision thereof, or the absence of any action to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against Assuming Borrower, Replacement Guarantor or any other Person or any action to enforce the same, any failure or delay in the enforcement of the obligations of Assuming Borrower under the other Loan Documents or Replacement Guarantor under this Guaranty, or any setoff, counterclaim, and irrespective of any other circumstances which might otherwise limit recourse against Replacement Guarantor by Lender or constitute a legal or equitable discharge or defense of a guarantor or surety. Lender may enforce the obligations of Replacement Guarantor under this Guaranty by a proceeding at law, in equity or otherwise, independent of any loan foreclosure or similar proceeding or any deficiency action against Assuming Borrower or any other Person at any time, either before or after an action against the Property or any part thereof, Assuming Borrower or any other Person. This Guaranty is a guaranty of payment and performance and not merely a


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guaranty of collection. Replacement Guarantor waives diligence, notice of acceptance of this Guaranty, filing of claims with any court, any proceeding to enforce any provision of any other Loan Document, against Replacement Guarantor, Assuming Borrower or any other Person, any right to require a proceeding first against Assuming Borrower or any other Person, or to exhaust any security (including, without limitation, the Property) for the performance of the Guaranteed Obligations or any other obligations of Assuming Borrower or any other Person, or any protest, presentment, notice of default or other notice or demand whatsoever (except to the extent expressly provided to the contrary in this Guaranty).

          (b) The obligations of Replacement Guarantor under this Guaranty, and the rights of Lender to enforce the same by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by any of the following:

               (i) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting Assuming Borrower, the Property or any part thereof, Replacement Guarantor or any other Person;

               (ii) any failure by Lender or any other Person, whether or not without fault on its part, to perform or comply with any of the terms of the Loan Agreement, or any other Loan Documents, or any document or instrument relating thereto;

               (iii) the sale, transfer or conveyance of the Property or any interest therein to any Person, whether now or hereafter having or acquiring an interest in the Property or any interest therein and whether or not pursuant to any foreclosure, trustee sale or similar proceeding against Assuming Borrower or the Property or any interest therein;

               (iv) the conveyance to Lender, any Affiliate of Lender or Lender's nominee of the Property or any interest therein by a deed-in-lieu of foreclosure;

               (v) the release of Assuming Borrower or any other Person from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law or otherwise; or

               (vi) the release in whole or in part of any collateral for any or all Guaranteed Obligations or for the Loan or any portion thereof.

          (c) Except as otherwise specifically provided in this Guaranty, Replacement Guarantor hereby expressly and irrevocably waives all defenses in an action brought by Lender to enforce this Guaranty based on claims of waiver, release, surrender, alteration or compromise and all setoffs, reductions, or impairments, whether arising hereunder or otherwise.

          (d) Lender may deal with Assuming Borrower and Affiliates of Assuming Borrower in the same manner and as freely as if this Guaranty did not exist and shall be entitled, among other things, to grant Assuming Borrower or any other Person such extension or extensions of time to perform any act or acts as may be deemed advisable by Lender, at any time and from time to time, without


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terminating, affecting or impairing the validity of this Guaranty or the obligations of Replacement Guarantor hereunder.

          (e) No compromise, alteration, amendment, modification, extension, renewal, release or other change of, or waiver, consent, delay, omission, failure to act or other action with respect to, any liability or obligation under or with respect to, or of any of the terms, covenants or conditions of, the Loan Documents shall in any way alter, impair or affect any of the obligations of Replacement Guarantor hereunder, and Replacement Guarantor agrees that if any Loan Documents are modified with Lender's consent, the Guaranteed Obligations shall automatically be deemed modified to include such modifications.

          (f) Lender may proceed to protect and enforce any or all of its rights under this Guaranty by suit in equity or action at law, whether for the specific performance of any covenants or agreements contained in this Guaranty or otherwise, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by Replacement Guarantor. Each and every remedy of Lender shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.

          (g) No waiver shall be deemed to have been made by Lender of any rights hereunder unless the same shall be in writing and signed by Lender, and any such waiver shall be a waiver only with respect to the specific matter involved and shall in no way impair the rights of Lender or the obligations of Replacement Guarantor to Lender in any other respect or at any other time.

          (h) At the option of Lender, Replacement Guarantor may be joined in any action or proceeding commenced by Lender against Assuming Borrower in connection with or based upon any other Loan Documents and recovery may be had against Replacement Guarantor in such action or proceeding or in any independent action or proceeding against Replacement Guarantor to the extent of Replacement Guarantor's liability hereunder, without any requirement that Lender first assert, prosecute or exhaust any remedy or claim against Assuming Borrower or any other Person, or any security for the obligations of Assuming Borrower or any other Person.

          (i) Replacement Guarantor agrees that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment is made by Assuming Borrower or Replacement Guarantor to Lender and such payment is rescinded or must otherwise be returned by Lender (as determined by Lender in its sole and absolute discretion) upon insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting Assuming Borrower or Replacement Guarantor, all as though such payment had not been made.

          (j) In the event that Replacement Guarantor shall advance or become obligated to pay any sums under this Guaranty or in connection with the Guaranteed Obligations or in the event that for any reason whatsoever Assuming Borrower or any subsequent owner of the Property or any part thereof is now, or shall hereafter become, indebted to Replacement Guarantor, Replacement Guarantor agrees that (i) the amount of such sums and of such indebtedness and all


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interest thereon shall at all times be subordinate as to lien, the time of payment and in all other respects to all sums, including principal and interest and other amounts, at any time owed to Lender under the Loan Documents, and (ii) Replacement Guarantor shall not be entitled to enforce or receive payment thereof until all principal, Interest and other sums due pursuant to the Loan Documents have been paid in full. Nothing herein contained is intended or shall be construed to give Replacement Guarantor any right of subrogation in or under the Loan Documents or any right to participate in any way therein, or in the right, title or interest of Lender in or to any collateral for the Loan, notwithstanding any payments made by Replacement Guarantor under this Guaranty, until the actual and irrevocable receipt by Lender of payment in full of all principal, Interest and other sums due with respect to the Loan or otherwise payable under the Loan Documents. If any amount shall be paid to Replacement Guarantor on account of such subrogation rights at any time when any such sums due and owing to Lender shall not have been fully paid, such amount shall be paid by Replacement Guarantor to Lender for credit and application against such sums due and owing to Lender.

          (k) Replacement Guarantor's obligations hereunder shall survive a foreclosure, deed-in-lieu of foreclosure or similar proceeding involving the Property and the exercise by Lender of any of all of its remedies pursuant to the Loan Documents.

     6. INTENTIONALLY DELETED.

     7. Entire Agreement/Amendments. This instrument represents the entire agreement between the parties with respect to the subject matter hereof. The terms of this Guaranty shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by Lender and Replacement Guarantor.

     8. Successors and Assigns. This Guaranty shall be binding upon Replacement Guarantor, and Replacement Guarantor's estate, heirs, personal representatives, successors and assigns, may not be assigned or delegated by Replacement Guarantor and shall inure to the benefit of Lender and its successors and assigns.

     9. Applicable Law and Consent to Jurisdiction. This Guaranty shall be governed by, and construed in accordance with, the substantive laws of the State of California. Replacement Guarantor irrevocably (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought in a court of record in the City and County of Los Angeles or in the Courts of the United States of America located in the Southern District of California, (b) consents to the jurisdiction of each such court in any such suit, action or proceeding and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Replacement Guarantor irrevocably consents to the service of any and all process in any such suit, action or proceeding by service of copies of such process to Replacement Guarantor at its address provided in Section 14 hereof. Nothing in this Section 9, however, shall affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any suit, action or proceeding against Replacement Guarantor or its property in the courts of any other jurisdictions.


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     10. Section Headings. The headings of the sections and paragraphs of this
Guaranty have been inserted for convenience of reference only and shall in no way define, modify, limit or amplify any of the terms or provisions hereof.

     11. Severability. Any provision of this Guaranty which may be determined by any competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Replacement Guarantor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

     12. WAIVER OF TRIAL BY JURY. REPLACEMENT GUARANTOR HEREBY WAIVES THE RIGHT OF TRIAL BY JURY IN ANY LITIGATION, ACTION OR PROCEEDING ARISING HEREUNDER OR IN CONNECTION THEREWITH.

     13. Other Guaranties. This Guaranty is in addition to any and all other guaranties relating to the Debt or any portion thereof. To the extent Replacement Guarantor may become liable under this Guaranty and one or more other guarantors may become liable under the terms of any other guaranty made in favor of Lender with respect to the Debt, Lender shall be entitled to exercise any and all of its remedies against Replacement Guarantor under this Guaranty as well any and all of its remedies against any one or more guarantors under such other guaranties jointly and severally.

     14. Notices. All notices, consents, approvals and requests required or permitted hereunder (a "Notice") shall be given in writing and shall be effective for all purposes if either hand delivered with receipt acknowledged, or by a nationally recognized overnight delivery service (such as Federal Express), or by certified or registered United States mail, return receipt requested, postage prepaid, or by facsimile and confirmed by facsimile answer back, in each case addressed as follows (or to such other address or Person as a party shall designate from time to time by notice to the other party): If to
Lender: LaSalle Bank National Association, as Trustee for the Registered Holders of Greenwich Capital Funding Corp. Commercial Mortgage Trust 2003-C1, Commercial Mortgage Pass-Through Certificates, Series 2003-C1, c/o Wachovia Securities, Commercial Real Estate Services, 8739 Research Drive-URP4, Charlotte, NC 28288-1075 (28262-1075 for overnight deliveries), Attn: Portfolio Manager, with a copy to: Alston & Bird LLP, 101 S. Tryon Street, Suite 4000, Charlotte, NC 28280-4000, Attn: James A. L. Daniel, Jr., Esq.; if to Replacement Guarantor:
Glimcher Properties Limited Partnership, 150 East Gay, Street, Columbus, OH 43215, Attn: General Counsel, with a copy to: Squire, Sanders & Dempsey L.L.P., 801 South Figueroa, 14th Floor Los Angeles, California 90017-5554, Attn. Randolph H. Gustafson. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of overnight delivery, upon the first attempted delivery on a Business Day.

     15. Replacement Guarantor's Receipt of Loan Documents. Replacement Guarantor by its execution hereof acknowledges receipt of true copies of all of the Loan Documents, the terms and conditions of which are hereby incorporated herein by reference.


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     16. Interest; Expenses.

          (a) If Replacement Guarantor fails to pay all or any sums due hereunder upon demand by Lender, the amount of such sums payable by Replacement Guarantor to Lender shall bear interest from the date of demand until paid at the Default Rate in effect from time to time.

          (b) Replacement Guarantor hereby agrees to pay all costs, charges and expenses, including reasonable attorneys' fees and disbursements, that may be incurred by Lender in enforcing the covenants, agreements, obligations and liabilities of Replacement Guarantor under this Guaranty.

     17. Special State Provisions.

          (a) Environmental Provisions. To the extent California law applies, nothing herein shall be deemed to limit the right of Lender to recover in accordance with California Code of Civil Procedure Section 736 (as such Section may be amended from time to time), any costs, expenses, liabilities or damages, including reasonable attorneys' fees and costs, incurred by Lender and arising from any covenant, obligation, liability, representation or warranty contained in any indemnity agreement given to Lender, or any order, consent decree or settlement relating to the cleanup of Hazardous Substances or any other "environmental provision" (as defined in such Section 736) relating to the Property or any portion thereof or the right of Lender to waive, in accordance with the California Code of Civil Procedure Section 726.5 (as such Section may be amended from time to time), the security of the Deed of Trust as to any parcel of the Trust Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section 726.5), and as to any personal property attached to such parcel, and thereafter to exercise against Assuming Borrower, to the extent permitted by such Section 726.5, the rights and remedies of any unsecured creditor, including reduction of Lender's claim against Assuming Borrower to judgment, and any other rights and remedies permitted by law.

          (b) Additional Replacement Guarantor Waivers. To the extent California law applies, Replacement Guarantor hereby waives all rights and defenses arising out of an election of remedies by Lender even though that election of remedies, such as a nonjudicial foreclosure with respect to security for guaranteed obligations, has destroyed Replacement Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Specifically, and without in any way limiting the foregoing, Replacement Guarantor hereby waives any rights of subrogation, indemnification, contribution or reimbursement arising under Sections 2846, 2847, 2848 and 2849 of the California Civil Code or any right of recourse to or with respect to Assuming Borrower or the assets or property of Assuming Borrower or to any collateral for the Loan. In connection with the foregoing, Replacement Guarantor expressly waives any and all rights of subrogation against Assuming Borrower, and Replacement Guarantor hereby waives any rights to enforce any remedy which Lender may have against Assuming Borrower and any right to participate in any collateral for the Loan. Replacement Guarantor recognizes that, pursuant to Section 580d of the California Code of Civil Procedure, Lender's realization through nonjudicial foreclosure upon any real property constituting security for Assuming Borrower's obligations under the Loan Documents could terminate any right of Lender to recover a deficiency judgment against Assuming Borrower, thereby terminating subrogation rights which


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such parties otherwise might have against Assuming Borrower. In the absence of an adequate waiver, such a termination of subrogation rights could create a defense to enforcement of this Agreement against such parties. Replacement Guarantor hereby unconditionally and irrevocably waives any such defense. In addition to and without in any way limiting the foregoing, Replacement Guarantor hereby subordinates any and all indebtedness of Assuming Borrower now or hereafter owed to Replacement Guarantor to all the indebtedness of Assuming Borrower to Lender and agrees with Lender that until such time as Lender may have no further claim against Assuming Borrower, Replacement Guarantor shall not demand or accept any payment of principal or interest from Assuming Borrower, claim any offset or other reduction of Replacement Guarantor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral for the Loan. Further, Replacement Guarantor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents. If any amount shall nevertheless be paid to Replacement Guarantor by Assuming Borrower or another guarantor prior to payment in full of the Guaranteed Obligations, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to the Guaranteed Obligations, whether matured or unmatured. The provisions of this paragraph shall survive any satisfaction and discharge of Assuming Borrower by virtue of any payment, court order or any applicable law, except payment in full of the Guaranteed Obligations. Without limiting the foregoing, Replacement Guarantor waives (i) all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Replacement Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive; (ii) any rights or defenses Replacement Guarantor may have with respect to its obligations as a guarantor by reason of any election of remedies by Lender; and
(iii) all rights and defenses that Replacement Guarantor may have because Assuming Borrower's debt is secured by real property. This means, among other things, that Lender may collect from Replacement Guarantor without first foreclosing on any real or personal property collateral pledged by Assuming Borrower, and that if Lender forecloses on any real property collateral pledged by Assuming Borrower (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Lender may collect from Replacement Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any rights Replacement Guarantor may have to collect from Assuming Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Replacement Guarantor may have because Borrower's debt evidenced by the Note is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 5806, 580d or 726 of the California Code of Civil Procedure.

     20. Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.



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                                      -11-

     IN WITNESS WHEREOF, Replacement Guarantor has executed this Guaranty as of the date first above written.


                        GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership

                        By:  GLIMCHER PROPERTIES CORPORATION
                             a Delaware corporation
                        Its: Sole General Partner


                             By: /s/ George A. Schmidt
                                 -----------------------------------
                                 George A. Schmidt
                                 Executive Vice President